UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date Of Report (Date Of Earliest Event Reported): June 17, 2005

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

              MD                                                  760753089
(State or Other Jurisdiction Of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

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Item 1.01   Entry into a Material Definitive Agreement


     On June 17, 2005, American Campus Communities, Inc., as Parent Guarantor, entered into a Third Amendment to Credit Agreement among American Campus Communities Operating Partnership LP, the Subsidiary Guarantors listed on the signature pages thereto, KeyBank National Association, Deutsche Bank Trust Company Americas, as the resigning Administrative Agent and resigning Collateral Agent, the other lenders that are signatories thereto, and KeyBank National Association, as successor Administrative Agent, pursuant to which, among other items, the size of its three-year $75 million secured revolving credit facility was increased to $100 million, and may be expanded by up to an additional $100 million upon the satisfaction of certain conditions. In addition, the amended facility is unsecured and contains more favorable financial covenants and lower interest rates than those contained in the prior facility. The amended facility is available to, among other things, fund future property development, acquisitions, and other working capital needs. The description herein of the amended facility is qualified in its entirety, and the terms therein are incorporated herein, by reference to the amended filed as Exhibit 99.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

     The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number         Title
------         -----

   99.1 Third Amendment to Credit Agreement, dated as of June 17, 2005, among American Campus Communities Operating Partnership LP, American Campus Communities, Inc., as Parent Guarantor, the Subsidiary Guarantors listed on the signature pages thereto, KeyBank National Association, Deutsche Bank Trust Company Americas, as the resigning Administrative Agent and resigning Collateral Agent, the other lenders that are signatories thereto, and KeyBank National Association, as successor Administrative Agent.



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                                  Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            American Campus Communities, Inc.


                                            By: /s/ Jonathan Graf
Date: June 20, 2005.                            --------------------------------
                                                Senior Vice President, Chief
                                                Accounting Officer and Treasurer
                                                (Principal Accounting Officer)